UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024

SPECTRUM BRANDS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 8.01	Other Events.

Completion of Tender Offer

On June 18, 2024, Spectrum Brands, Inc. (the “Company”), a wholly-owned subsidiary of Spectrum Brands Holdings, Inc. (the “Parent”), completed its cash tender offer (the “Tender Offer”) of the Company’s 4.00% Senior Notes due 2026 (the “2026 Notes”), 5.00% Senior Notes due 2029 (the “2029 Notes”), 5.50% Senior Notes due 2030 (the “2030 Notes”) and 3.875% Senior Notes due 2031 (the “2031 Notes” and, together with the 2026 Notes, the 2029 Notes and the 2030 Notes, the “Notes”). The Tender Offer expired at 5:00 p.m., New York City time, on June 18, 2024 (the “Expiration Date”). The Company accepted for purchase €407,340,000 aggregate principal amount of the 2026 Notes, $284,231,000 aggregate principal amount of the 2029 Notes, $142,475,000 aggregate principal amount of the 2030 Notes and $285,681,000 aggregate principal amount of the 2031 Notes, for a combined aggregate purchase price of approximately $1,160.5 million, including accrued and unpaid interest to, but not including, the applicable settlement date.

Redemption of 2026 Notes

On June 20, 2024 (the “Redemption Date”), the Company redeemed the remaining €17,660,000 aggregate principal amount of the 2026 Notes outstanding at a redemption price equal to 100.667% of the principal amount thereof plus accrued and unpaid interest to, but not including, the Redemption Date.

Guarantee Agreement

The Parent has agreed to irrevocably and unconditionally guarantee the 2031 Notes pursuant to a guarantee agreement, dated as of June 20, 2024 (the “Guarantee Agreement”), in favor of the holders of the 2031 Notes, the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee.

The foregoing summary of the Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantee Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Guarantee Agreement of Spectrum Brands Holdings, Inc., dated as of June 20, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2024	SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Jeremy W. Smeltser
	Name:	Jeremy W. Smeltser
	Title:	Executive Vice President and Chief Financial Officer

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